                                                                    Exhibit 21.1

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
                                                                                         NAME UNDER
                                                                                       WHICH SUBSIDIARY
                                                                 STATE OR COUNTRY OF   DOES BUSINESS (IF
COMPANIES                                                            INCORPORATION           ANY)
---------                                                        -------------------   -----------------
3032097 NOVA SCOTIA LTD.                                         Canada
AGENCE ERNOUIL FEATURES S.A.                                     France
ALLSPORT (UK) LTD.                                               England and Wales
ALLSPORT AUSTRALIA PTY LTD.                                      Australia
ALLSPORT PHOTOGRAPHIC LTD.                                       England and Wales
ALLSPORT PHOTOGRAPHY USA, INC.                                   California
AMERICAN ROYAL ARTS CORP.                                        Delaware
ARCHIVE HOLDINGS, INC.                                           New York
ART.COM, INC.                                                    Delaware
ARTVILLE, L.L.C.                                                 Wisconsin
BAVARIA BILDAGENTUR GmbH                                         Germany
BAVARIA BILDAGENTUR VERWALTUNGSGESELLSCHAFT GmbH                 Germany
BILDAGENTUR (Austria) GmbH                                       Austria
CENTRAL PRESS PHOTO LTD.                                         England and Wales
COLORIFIC PHOTO LIBRARY LTD.                                     England and Wales
DEFINITIVE STOCK, INC.                                           Washington
DESIGN ONLINE, L.L.C.                                            Delaware
EYEWIRE PARTNERS COMPANY                                         Canada
EYEWIRE SERVICES, INC.                                           Canada
EYEWIRE EUROPE LIMITED                                           England and Wales
EYEWIRE, INC.                                                    Delaware
FABULOUS FOOTAGE, INC.                                           Massachusetts
FILM SEARCH, INC.                                                New York
FOTOGRAM STONE S.A.R.L.                                          France
FOTOS IMAGEN S.A.                                                Costa Rica
FOTOTECA STONE S.L.                                              Spain
FOX PHOTOS LIMITED                                               England and Wales
FPG CANADA LTD.                                                  Canada
FPG INTERNATIONAL GROUP, INC.                                    Delaware
FPG INTERNATIONAL L.L.C.                                         Delaware
G+J IMAGES, INC.                                                 New York
GAMMA LIAISON INC.                                               New York
GETTY IMAGES THAILAND, INC.                                      Washington
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

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
GETTY COMMUNICATIONS GROUP FINANCE LTD.                          England and Wales
GETTY COMMUNICATIONS LTD.                                        England and Wales
GETTY IMAGES BVB.A.                                              Belgium
GETTY IMAGES DENMARK AP.S.                                       Denmark
GETTY IMAGES DO BRASIL LTDA.                                     Brazil
GETTY IMAGES DUBAI                                               Dubai
GETTY IMAGES FINANCE S.A.R.L.                                    France
GETTY IMAGES FRANCE S.A.R.L.                                     France
GETTY IMAGES HOLLAND B.V.                                        Holland
GETTY IMAGES HONG KONG LTD.                                      Hong Kong
GETTY IMAGES LTD.                                                England and Wales
GETTY IMAGES NEW ZEALAND LTD.                                    New Zealand
GETTY IMAGES PTE LTD.                                            Singapore
GETTY IMAGES PTY LTD.                                            Australia
GETTY IMAGES S.R.L.                                              Italy
GETTY IMAGES SOUTH AMERICA L.L.C.                                Delaware
GETTY IMAGES SWEDEN A.B.                                         Sweden
GETTY IMAGES, INC.                                               Delaware
GETTYONE MIDWEST, INC.                                           Delaware
GETTYONE NORTHWEST, INC.                                         Washington
GETTYONE.COM, INC.                                               Washington
HULTON GETTY HOLDINGS LTD.                                       England and Wales
HULTON GETTY PICTURE COLLECTION LIMITED, THE                     England and Wales
I/US CORP.                                                       Canada
IMAGEWAYS, INC.                                                  New York
IPL e-PIC PTY LTD.                                               Australia
IPL PROFILE PTY LTD.                                             Australia
iSWOOP GmbH                                                      Germany
iSWOOP INTERNATIONAL LTD.                                        England and Wales
iSWOOP L.L.C.                                                    Delaware
iSWOOP LTD.                                                      England and Wales
iSWOOP S.A.R.L.                                                  France
iSWOOP UK LTD.                                                   England and Wales
JACIRA AG                                                        Switzerland
KODANSHA IMAGES, INC.                                            New York
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

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
LICENSEMUSIC.COM, INC.                                           Delaware
MASTERFILE LTD.                                                  England and Wales
NEWSMAKERS L.L.C.                                                Washington, D.C.
ONLINE USA, INC.                                                 California
PHOTODISC AUSTRALIA PTY LTD.                                     Australia
PHOTODISC DEUTSCHLAND GMBH                                       Germany
PHOTODISC DO BRASIL LTDA.                                        Brazil
PHOTODISC EUROPE LTD.                                            England and Wales
PHOTODISC FRANCE S.A.R.L.                                        France
PHOTODISC INTERNATIONAL INC.                                     Barbados
PHOTODISC JAPAN KK                                               Japan
PHOTODISC SCANDINAVIA A.B.                                       Sweden
PHOTODISC, INC.                                                  Washington
PHOTOS IMAGES LTDA.                                              Colombia
PIX LTD.                                                         England and Wales
PIX S.A.S.                                                       France
PLANET EARTH PICTURES LTD.                                       England and Wales
RED IMAGE PTY LTD.                                               Australia
STOCKPHOTOS, INC.                                                New York
SWANSTOCK, INC.                                                  Arizona
THE IMAGE BANK CANADA, INC.                                      Canada
THE IMAGE BANK FRANCE S.A.                                       France
THE IMAGE BANK HONG KONG LTD.                                    Hong Kong
THE IMAGE BANK SOUTH, INC.                                       Florida
THE IMAGE BANK TEXAS, INC.                                       Texas
THE IMAGE BANK WEST, INC.                                        Texas
THE IMAGE BANK, INC.                                             New York
THE PHOTO SOURCE LTD.                                            England and Wales
THE STOCK DIRECTORY LTD.                                         England and Wales
THE STOCK INDEX LTD.                                             England and Wales
THE TELEGRAPH COLOUR LIBRARY LTD.                                England and Wales
THE VISUAL MAGAZINE LTD.                                         England and Wales
TIB BILDAGENTUR GmbH                                             Austria
TIB LONDON LTD.                                                  England and Wales
TONY STONE ASSOCIATES GmbH                                       Germany
TONY STONE ASSOCIATES LTD.                                       England and Wales
TONY STONE GmbH                                                  Austria
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

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
TONY STONE IMAGES/AMERICA, INC.                                  Illinois
TONY STONE IMAGES/CANADA, INC.                                   Canada
TONY STONE IMAGES/CHICAGO, INC.                                  Illinois
TONY STONE IMAGES/LOS ANGELES, INC.                              California
TONY STONE IMAGES/NEW YORK, INC.                                 New York
TONY STONE IMAGES/SEATTLE, INC.                                  Washington
TONY STONE SINGAPORE PTE LTD.                                    Singapore
TONYSTONE.COM LTD .                                              Bermuda
TRI ENERGY PRODUCTIONS, INC.                                     California           Energy Film
VCG ARCHIVE L.L.C.                                               Delaware
VCG DEUTSCHLAND GmbH                                             Germany
VCG HOLDINGS L.L.C.                                              Delaware
VISUAL COMMUNICATIONS GROUP HOLDINGS LTD.                        England and Wales
VISUAL COMMUNICATIONS GROUP LTD.                                 England and Wales
VISUAL COMMUNICATIONS LTD.                                       England and Wales
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